UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2021

eBay Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37713	77-0430924
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. employer Identification No.)

2025 Hamilton Avenue

San Jose, California 95125

(Address of principal executive offices)

(408) 376-7008

(Registrant’s telephone number, including area code)

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common stock	EBAY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On November 14, 2021, eBay Inc., a Delaware corporation (“eBay”), issued a press release announcing the completion of the Transaction (as defined below). A copy of the press release, which is attached to this Current Report on Form 8-K as Exhibit 99.1, is hereby furnished pursuant to this Item 7.01.

The information in this Item 7.01 and Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 8.01.	Other Events.

On November 14, 2021, eBay completed the previously announced sale of 80.01% of its ownership stake in eBay Korea LLC, a limited liability company incorporated under the laws of Korea (“eBay Korea”), to Emerald SPV Co., Ltd., a joint stock company (chusik hoesa) incorporated under the laws of Korea and wholly owned subsidiary of Purchaser Guarantor (“Purchaser”), pursuant to a Securities Purchase Agreement (the “Purchase Agreement”), dated June 30, 2021, by and among eBay, eBay KTA (UK) Ltd., a private company limited by shares incorporated under the laws of the United Kingdom and a wholly owned subsidiary of eBay (“Seller”), Purchaser and E-mart Inc., a joint stock company (chusik hoesa) incorporated under the laws of Korea (“Purchaser Guarantor”) (the “Transaction”). In accordance with the Purchase Agreement, (i) the Transaction was effected through the transfer by Seller of 80.01% of the equity interests in Apollo Korea Limited, a limited company incorporated under the laws of Korea (“NewCo”), which owns all of the equity interests in eBay Korea, to Purchaser in exchange for KRW 3,440,430,000,000 in cash, subject to certain adjustments specified in the Purchase Agreement for indebtedness, cash, working capital, transaction expenses and certain transaction taxes, and (ii) Seller retained 19.99% of the outstanding equity interests in NewCo.

The foregoing description of the Transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to eBay’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on June 30, 2021, and the full text of which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release, dated November 14, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eBay Inc.
(Registrant)

Date: November 15, 2021	By:	/s/ Marc D. Rome
	Name:	Marc D. Rome
	Title:	Vice President & Deputy General Counsel, Corporate & Assistant Secretary